EXHIBIT 31.3

CERTIFICATION

I, Roger Pollak, certify that:

1. I have reviewed this annual report on Form 10-K of Innkeepers USA Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made regarding Innkeepers Hospitality, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements of Innkeepers Hospitality, and other financial information included in this report regarding Innkeepers Hospitality, fairly present in all material respects the financial condition, results of operations and cash flows of Innkeepers Hospitality as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Innkeepers Hospitality and have;

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Innkeepers Hospitality, including its combined affiliates, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of Innkeepers Hospitality’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any change in Innkeepers Hospitality’s internal control over financial reporting that occurred during Innkeepers Hospitality’s most recent fiscal quarter (Innkeepers Hospitality’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Innkeepers Hospitality’s internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Innkeepers Hospitality’s auditors and board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Innkeepers Hospitality’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Innkeepers Hospitality’s internal control over financial reporting.

Date: March 9, 2004

/s/ Roger Pollak
Vice President of Accounting – Innkeepers Hospitality